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                                                                    EXHIBIT 10.2

                        ADVANCED ENERGY INDUSTRIES, INC.
                 2003 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                            ADOPTED FEBRUARY 12, 2003

         1. PURPOSE. The purpose of the Plan is to attract and retain the services of experienced and knowledgeable non-employee directors of Advanced Energy Industries, Inc., and to provide an incentive for such directors to increase their proprietary interests in the Company's long-term success and progress.

         2. DEFINITIONS. Whenever the following terms are used in the Plan, they shall have the meaning indicated below, unless a different meaning is required by the context.

         (a) "Administrator" means the administrative committee described in Section 3.

         (b)      "Board" means the board of directors of the Company.

         (c) "Company" means Advanced Energy Industries, Inc., a Delaware corporation.

         (d) "Non-Employee Director" means any member of the Board who is a "non-employee director" within the meaning of Rule 16b-3(b)(3)(i) under Section 16 of the Securities Exchange Act of 1934 ("1934 Act").

         (e) "Plan" means this Advanced Energy Industries, Inc. 2003 Non-Employee Directors' Stock Option Plan.

         (f)      "Share" means one share of common stock of the Company.

         3. ADMINISTRATION. The Plan shall be administered by a committee selected by the Board consisting of at least 2 individuals each of whom is either (i) a member of the Board and not a Non-Employee Director or (ii) a senior officer of the Company who is not a member of the Board. Subject to the provisions of the Plan, the Administrator shall have the authority to determine all other matters relating to administration and operation of the Plan. All questions of interpretation, implementation, and application of the Plan shall be determined by the Administrator in its sole discretion. Such determinations shall be final and binding on all persons.

         4. SHARES SUBJECT TO THE PLAN. The maximum number of Shares that may be issued pursuant to options granted under the Plan is one hundred fifty thousand (150,000), subject to adjustment as provided in Section 6(e) and subject to limited re-issuance as indicated below. If an option expires, is surrendered, or becomes unexercisable without having been exercised in full, the unissued or retained Shares shall become available for future grant under the Plan. Other Shares that actually have been issued under the Plan pursuant to an option shall not be returned to the Plan and shall not become available for future grant under the Plan.

         5. ELIGIBILITY. A Non-Employee Director will receive option grants under this Plan on the terms and conditions set forth in Section 6. No other person may benefit under this Plan.

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         6.       GENERAL TERMS AND CONDITIONS.

         (a) Automatic Grants. On and after the date of the annual meeting of the Company's stockholders to be held in 2003, and subject to adjustment under subsection (e), a Non-Employee Director will automatically receive an option to purchase (i) fifteen thousand (15,000) Shares on the date first elected or appointed as a member of the Board and (ii) five thousand (5,000) Shares on any date re-elected (or first elected after an appointment) as a member of the Board by the Company's stockholders. Any such option will be subject to the terms and conditions set forth in this Plan, and will be evidenced by written notice in such form as the Administrator shall determine.

         (b) Options Are Not Qualified. Options granted under the Plan are not incentive stock options described in Internal Revenue Code Section 422.

         (c) Transferability. Options granted under the Plan are not transferable by the Non-Employee Director and shall be exercisable during the Non-Employee Director's lifetime only by the Non-Employee Director; provided, however, that an option may be transferred upon the approval of the Administrator (in its sole discretion) by appropriate instrument pursuant to a domestic relations order described in Rule 16a-12 of the 1934 Act or to an inter vivos or testamentary trust in which the option is to be passed to the Non-Employee Director's beneficiaries upon the Non-Employee Director's death or by gift to his or her immediate family (consisting of the Non-Employee Director's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships). Except as provided in Section 7(d), no option or interest therein may be otherwise transferred, assigned, pledged, or hypothecated by a Non-Employee Director, whether by operation of law or otherwise, or be made subject to execution, attachment, or similar process. Any such purported assignment, sale, transfer, delegation, or other disposition shall be null and void.

         (d) Modification, Extension, and Renewal. The Administrator shall have the power to modify, extend, or renew an outstanding option granted under this Plan, in a manner consistent with the terms of the Plan, provided that any such action may not significantly impair the optionholder's rights without his or her consent. However, the Company will not reduce the exercise price of any outstanding option or cancel outstanding options and grant replacement options with a lower exercise price without the prior approval of the shareholders.

         (e) Changes in Capitalization or Corporate Transaction. In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, separation, liquidation or other change in the corporate structure or capitalization affecting the Shares, appropriate adjustment shall be made by the Administrator in the kind, option price, and number of shares of stock (including, but not limited to, the maximum number of Shares reserved under the Plan) that are or may become subject to options granted or to be granted under the Plan. If in connection with the change the Company ceases to exist, the surviving or successor entity must either assume the Company's rights and obligations with respect to outstanding options or substitute for outstanding options substantially equivalent options for equity interests in the entity. If there is no surviving or successor entity, a Non-Employee Director's outstanding option shall become fully vested and exercisable as of the date seven (7) calendar days before the change. The exercise of any option that was permissible solely by reason of the change shall be conditioned upon consummation of the change. Options that are neither assumed, substituted nor exercised as of the time of the change shall terminate and cease to be outstanding.

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         7.       EXERCISE.

         (a) Exercise Price. The exercise price of an option shall be not less than one hundred percent (100%) of the fair market value of a Share on the date of grant. The fair market value of a Share as of any date means the closing sale price of a Share on such date (or previous business day if such date is not a business day) on the principal exchange or market on which Shares are then listed or admitted to trading. If, for any reason, the preceding rule cannot be applied to determine fair market value, then the Administrator shall make a good faith determination of fair market value.

         (b) Vesting. An option shall be immediately and fully exercisable (i.e., vested) on the date granted; provided, however, that the option awarded on the date first elected or appointed as a member of the Board shall instead
(i) be immediately exercisable to the extent of one-third of the Shares subject to the option upon grant, then another one-third of such Shares on each of the next two anniversaries of the date granted, and (ii) become fully exercisable upon a Change in Control while the optionee is a member of the Board, as provided in Section 9. Notwithstanding clauses (i) and (ii) of the preceding sentence, no additional vesting will occur after the date the Non-Employee Director ceases to be a member of the Board.

         (c) Payment of Exercise Price. An option may be exercised in whole or in part (to the extent exercisable) at any time and from time to time. The purchase price of Shares purchased under an option will be paid in full to the Company incident to the exercise of the option by delivery of consideration equal to the product of the option price and the number of Shares purchased. Such consideration may be paid (i) in cash, (ii) at the discretion of the Administrator, in shares of Company common stock either already owned by the Non-Employee Director for at least six (6) months or not acquired, directly or indirectly, from the Company, or (iii) any combination thereof. The fair market value of such common stock as delivered shall be valued as of the day prior to delivery. The Administrator can determine that additional forms of payment will be permitted. To the extent permitted by the Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws, regulations and state corporate law), an option may also be exercised in a "cashless" exercise by delivery of a properly executed exercise notice together with irrevocable instructions to a broker designated by the Administrator to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. A Non-Employee Director shall have none of the rights of a stockholder until the Shares are issued.

         (d) Exercise After Death. In the event of the death of a Non-Employee Director who holds an exercisable option under the Plan, the Non-Employee Director's option shall (subject to Section 8) be exercisable by the legal representative or the estate of such decedent, by any person or persons whom the decedent shall have designated in writing on forms prescribed by and filed with the Company or, if no such designation has been made, by the person or persons to whom the decedent's rights have passed by will or the laws of descent and distribution. To the extent permitted by applicable law and the rules promulgated under Section 16(b) of the 1934 Act, the Administrator may permit a Non-Employee Director to designate in writing during the Non-Employee Director's lifetime a beneficiary to receive and exercise stock options in the event of the Non-Employee Director's death.

         8. TERMINATION OF OPTIONS. An option shall cease to be exercisable after the earlier of (i) six (6) months after the date the Non-Employee Director ceases to be a member of the Board (including by reason of death), (ii) the occurrence of a Change in Control and (iii) the 10th anniversary of the date of grant; provided, however, that in the case of a Non-Employee Director

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who has served continuously as a member of the Board for at least five (5)
years, the period described in clause (i) shall be eighteen (18) months.

         9. CHANGE IN CONTROL. A Non-Employee Director's outstanding option shall become fully exercisable as of the date seven (7) calendar days before a Change in Control. The exercise of any option that was permissible solely by reason of a Change in Control shall be conditioned upon consummation of the Change in Control. Options that are not exercised as of the Change in Control shall terminate and cease to be outstanding. A Change in Control means a single Ownership Change Event or combination of proximate (in time, purpose, cause and effect, and/or the identity of the parties involved) Ownership Change Events (collectively, a "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than 50% of the total combined voting power of the outstanding voting stock of the Company or the company or companies to which the assets of the Company were transferred (the "Transferee Company(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more companies which, as a result of the Transaction, own the Company or the Transferee Company(ies), as the case may be, either directly or through one or more subsidiary companies. An Ownership Change Event means (i) the direct or indirect sale, exchange or transfer of the voting stock of the Company, (ii) a merger or consolidation in which the Company is a party, (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company, or (iv) a liquidation or dissolution of the Company. The Administrator shall have sole discretion to determine whether any particular facts and circumstances constitute an Ownership Change Event or a Transaction, and its determination shall be final, binding and conclusive.

         10. SECURITIES LAW COMPLIANCE. The grant of options and the issuance of Shares upon exercise of options shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. Options may not be exercised if the issuance of Shares upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Shares may then be listed. In addition, no option may be exercised unless (i) a registration statement under the Securities Act of 1933 ("1933 Act") shall at the time of exercise of the option be in effect with respect to the Shares issuable upon exercise of the option, or (ii) in the opinion of legal counsel to the Company, the Shares issuable upon exercise of the option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the 1933 Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any option, the Company may require a Non-Employee Director to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

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         11.      MISCELLANEOUS.

         (a) No Stockholders' Rights. A Non-Employee Director shall have no rights as a stockholder with respect to the Shares covered by his or her options until the date of the issuance to him or her of a stock certificate for the Shares.

         (b) No Right to Serve. Neither the Plan, nor the granting of an option, nor any other action taken under the Plan, shall be evidence of any agreement or understanding, express or implied, that a Non-Employee Director has a right to continue as a member of the Board for any period of time or rate of compensation.

         (c) Claims. Any person who makes a claim for benefits under the Plan or under any option agreement entered into pursuant to the Plan shall file the claim in writing with the Administrator. Written notice of the disposition of the claim shall be delivered to the claimant within 60 days after filing. If the claim is denied, the Administrator's written decision shall set forth (i) the specific reason or reasons for the denial, (ii) a specific reference to the pertinent provisions of the Plan or option agreement on which the denial is based, and (iii) a description of any additional material or information necessary for the claimant to perfect his or her claim and an explanation of why such material or information is necessary. No lawsuit may be filed by the claimant until a claim is made and denied pursuant to this subsection.

         (d) Attorneys' Fees. In any legal action or other proceeding brought by either party to enforce or interpret the terms of the option agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs.

         (e) Company Free to Act. An option grant shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of any member of the Company or any issue of bonds, debentures, or preferred or preference stocks affecting the Shares or the rights thereof, or of any rights, options, or warrants to purchase any capital stock of the Company, or the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings of the Company, whether of a similar character or otherwise.

         (f) Severability. If any provision of the Plan or option agreement, or its application to any person, place, or circumstance, is held by an arbitrator or a court of competent jurisdiction to be invalid, unenforceable, or void, that provision shall be enforced to the greatest extent permitted by law, and the remainder of this Plan and option agreement and of that provision shall remain in full force and effect as applied to other persons, places, and circumstances.

         (g) Governing Law. This Plan and the option agreement shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts wholly made and performed in the State of Colorado.

         (h) Exchange Requirements. So long as Shares are listed on any established stock exchange or traded on the NASDAQ National Market or the NASDAQ SmallCap Market, the applicable requirements of any such exchange or market shall be hereby incorporated by reference.

         (i) Compliance with Section 16. So long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the 1934 Act, with respect to awards granted to or

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held by Section 16 insiders, the Plan will comply in all respects with Rule
16b-3 or any successor rule or rule of similar application under Section 16 of the 1934 Act or rules thereunder, and, if any Plan provision is later found not to be in compliance with such exemption under Section 16, that provision shall be deemed modified as necessary to meet the requirements of such applicable exemption.

         12. EFFECTIVE DATE OF THE PLAN. The Plan will become effective upon adoption by the Board, subject to approval by the Company's stockholders. The Plan shall terminate on the 10th anniversary of its adoption.

         13. AMENDMENT OF THE PLAN. With the approval of the Board, the Administrator may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the Company's stockholders no revision or amendment shall change the number of Shares issuable under the Plan (except as provided in Section 6(e)), change the designation of the class of individuals eligible to receive options, or materially increase the benefits accruing to Non-Employee Directors under the Plan.

         IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that this Plan was adopted by the Board on February 12, 2003, effective as of the same date.

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